Sequential Brands Group, Inc. Announces $44 Million Private Placement

NEW YORK - July 29, 2013 - Sequential Brands Group, Inc. (“Sequential” or ‘The Company”) (OTC:SQBG) today announced that it has closed a private placement of its common stock that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), with a group of accredited investors. Sequential received gross proceeds of approximately $44 million from the sale of 8,000,000 shares of its common stock at a price of $5.50 per share. Sequential intends to use the net proceeds from the private placement for general corporate purposes, including to fund certain planned and other potential business acquisitions, and to pay the fees and expenses associated therewith. BofA Merrill Lynch acted as lead placement agent and Brean Capital, LLC acted as co-placement agent.

The common stock offered in the private placement has not been registered under the Securities Act, and may not be offered or sold without registration under the Securities Act or pursuant to an applicable exemption from such registration.

This press release is neither an offer to sell nor the solicitation of an offer to buy the common stock or any other security, and shall not constitute an offer, solicitation or sale of the common stock or any other security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (OTC:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands that presently includes William Rast®, People's Liberation®, DVS® Action Sports, Heelys®, Caribbean Joe® and Ellen Tracy®. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and in certain international territories. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements (“forward-looking statements”) that involve risks and uncertainties. For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. When used in this press release and in documents referenced herein, forward-looking statements include, without limitation, statements regarding our expectations, beliefs or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks, uncertainties and other factors. Our actual results may differ materially from those anticipated in any forward-looking statements due to known and unknown risks, uncertainties and other factors. The section entitled “Risk Factors” set forth in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2012, in Item 1A of Part II of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and in similar discussions in our other Securities and Exchange Commission filings, discuss some of the important risks, uncertainties and other factors that may affect our business, results of operations and financial condition. The Company’s stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Sequential Brands Group, Inc.

Gary Klein, gklein@sbg-ny.com

Chief Financial Officer